Exhibit 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO RULE 13a – 14(a)

(SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002)

I, Michael Nelsen, certify that:

1. I have reviewed this annual report on Form 10-K/A of Acadia Realty Trust;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Michael Nelsen ------------------------- Michael Nelsen Senior Vice President and Chief Financial Officer May 12, 2006